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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                  July 10, 2002


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

  STATE OR OTHER               COMMISSION                IRS EMPLOYER
   JURISDICTION               FILE NUMBER:              IDENTIFICATION
 OF INCORPORATION:                                          NUMBER:

     DELAWARE                    0-20766                  76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (b)   Exhibits.

                  99.1  Press Release dated July 10, 2002.


ITEM 9.     REGULATION FD DISCLOSURE

      On July 10, 2002, HCC Insurance Holdings, Inc. ("HCC") issued a press release announcing that as previously announced, it is authorized to repurchase up to 3,000,000 shares of its common stock. A press release setting forth the announcement is attached as Exhibit 99.1.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 10, 2002          HCC INSURANCE HOLDINGS, INC.



                              By:   /s/ Christopher L. Martin
                                 ----------------------------------------
                                    Christopher L. Martin
                                    Executive Vice President and General Counsel






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                                  EXHIBIT INDEX


Exhibits.
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                  99.1  Press Release dated July 10, 2002.